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Industry Canada            Industrie Canada

CERTIFICATE                                          CERTIFICAT
OF INCORPORATION                                     DE CONSTITUTION

CANADA BUSINESS                                      LOI CANADIENNE SUR
CORPORATIONS ACT                                     LES SOCIETES PAR ACTIONS



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         ARCHIBALD CANDY (CANADA)                                                   362385-8
         CORPORATION



--------------------------------------------------------     ------------------------------------------------------
Name of corporation-Denomination de la societe               Corporation number - Numero de la societe



I hereby certify that the above-named corporation, the       Je certifie que la societe susmentionnee, don't les
articles of incorporation of which are attached, was         statuts constitutifs sont joints, a ete constituee en
incorporated under the CANADA BUSINESS CORPORATIONS ACT.     societe en vertu de la LOI CANADIENNE SUR LES SOCIETE
                                                             PAR ACTIONS.





                                                                          June 3, 1999 / le 3 juin 1999
                   Director - Directeur
                                                                   Date of Incorporation - Date de constitution
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CANADA
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                                                            FORM 1                          FORMULE 1
CANADA              LOI CANADIENNE SUR LES         ARTICLES OF INCORPORATION          STATUTS CONSTITUTIFS
BUSINESS            SOCIETES PAR ACTIONS                 (SECTION 6)                       (ARTICLE 6)
CORPORATIONS ACT.
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1 - Name of corporation                                          Denomination de la societe

ARCHIBALD CANDY (CANADA) CORPORATION
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2 - The place in Canada where the registered office is to be     Lieu au Canada ou doit etre situe le siege social

City of Tononto
Province of Ontario
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3 - The classes and any maximum number of shares that            Categories et tout nombre maximal d'actions que la
    the corporation is authorized to issue                       societe est autorisee a eemettre

An unlimited number of common shares.




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4 - Restrictions, if any, on share transfers                     Restrictions sur le transert des actions, s'il y a lieu

The transfer of shares of the Corporation shall be restricted in that no shareholder shall be entitled to transfer any share or shares without either:

(a)  the approval of the directors of the Corporation expressed by a resolution passed at a meeting of the board of directors or by an instrument or instruments in writing signed by a majority of the directors; or

(b)  the approval of the holders of at least a majority of the shares of the Corporation entitling the holders thereof to vote in all circumstances (other than holders of shares who are entitled to vote separately as a class) for the time being outstanding expressed by a resolution passed at a meeting of the holders of such shares or by an instrument or instruments in writing signed by the holders of a majority of such shares.
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5. - Number (or minimum and maximum number) of directors         Nombre (ou nombre minimal et maximal) d'administrateurs

Minimum of one; maximum of ten.
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6 - Restrictions, if any, on business the corporation may        Limites imposees a l'activite commerciale de la
    carry on                                                     societe, s'il y a lieu

No restrictions.


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7 - Other provisions, if any                                     Autres dispositions, s'il y a lieu


The annexed Schedule A is incorporated in this form
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8 - Incorporators - Fondateurs
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                                          Address (include postal code)
      Name(s) - Nom(s)                   Adresse (inclure le code postal)                        Signature
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Theresa Gregoire                   173 Finch Avenue West, Willowdale, ON M2R 1M2
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FOR DEPARTMENTAL USE ONLY - A L'USAGE DU MINISTERE SEULEMENT                  Filed - D epos ee
Corporation No. - N' de la societe
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                                   SCHEDULE A

7.   Other provisions if any

     (a) The number of shareholders of the Corporation, exclusive of person who are in its employment and exclusive of person who, having been formerly in the employment of the Corporation, were, while in that employment, and have continued after the termination of that employment to be, shareholders of the Corporation, is limited to not more than fifty, two or more person who are the joint registered owners of none or more shares being counted as one shareholder.

     (b) Any invitation to the public to subscribe for any securities of the Corporation is hereby prohibited.

     (c) The directors may appoint one or more directors, who shall hold office for a term expiring not later than the close of the next annual meeting of shareholders, but the total number of directors so appointed may not exceed one third of the number of directors elected at the previous meeting of shareholders.